Exhibit 99.19

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-L

KEY PERFORMANCE FACTORS
NOVEMBER, 1999



        Expected B Maturity                                       12/15/99


        Blended Coupon                                          6.1849%



        Excess Protection Level
          3 Month Average  43.96%
          November, 1999  119.70%
          October, 1999  6.29%
          September, 1999  5.90%


        Cash Yield                                  174.55%


        Investor Charge Offs                        46.55%


        Base Rate                                   8.30%


        Over 30 Day Delinquency                     5.02%


        Seller's Interest                           8.52%


        Total Payment Rate                          14.09%


        Total Principal Balance                     $ 48,461,894,441.68


        Investor Participation Amount               $ 52,500,000.00


        Seller Participation Amount                 $ 4,130,074,923.19